UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


          Wisconsin                  1-11288                 39-0168610
 (State or other jurisdiction      (Commission             (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On March 17, 2005, Actuant Corporation (the "Company") announced its results of operations for the second quarter ended February 28, 2005. A copy of the press release announcing the Company's results for the second quarter ended February 28, 2005 is attached as Exhibit 99.1 to this report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

       99.1    Press Release of the Company dated March 17, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 ACTUANT CORPORATION
                                                     (Registrant)


     Date: March 17, 2005                        By: /s/ Andrew G. Lampereur
                                                     ---------------------------
                                                 Andrew G. Lampereur
                                                 Executive Vice President and
                                                 Chief Financial Officer





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